Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,510,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,680.79
Total Offset Amount	0.00
Net Fee	$ 2,680.79
Final Prospectus	false